December 28, 2016

SEMPER MBS TOTAL RETURN FUND
Class A	SEMOX
Institutional Class	SEMMX
Investor Class	SEMPX

SEMPER SHORT DURATION FUND
Institutional Class	SEMIX
Investor Class	SEMRX

Series of Advisors Series Trust

Supplement to the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) for the Semper MBS Total Return Fund, each dated March 29, 2016, as supplemented on June 16, 2016 and September 20, 2016, and to the Summary Prospectus, Prospectus and SAI for the Semper Short Duration Fund, each dated March 29, 2016, as supplemented on September 20, 2016

Summary Prospectuses, Prospectus and SAI

Effective September 20, 2016, Mr. Boris Peresechensky no longer serves as a portfolio manager to the Semper MBS Total Return Fund and the Semper Short Duration Fund (the “Funds”).

Effective December 31, 2016, Mr. Jay Menozzi will no longer serve as a portfolio manager to the Funds.

Therefore, please disregard all references to Mr. Peresechensky and Mr. Menozzi in the Summary Prospectuses, Prospectus and SAI for the Funds.

SAI

Additionally, the following clarifications are made to the “Collateralized Obligations” section beginning on page 7 of the SAI (changes shown):

“Collateralized Mortgage Obligations
The Funds may invest in collateralized mortgage obligations (“CMOs”) that are collateralized by mortgage-backed securities issued by GNMA, FHLMC or FNMA (“Mortgage Assets”). CMOs are multiple-class debt obligations.  Payments of principal and interest on the Mortgage Assets are passed through to the holders of the CMOs as they are received, although certain classes (often referred to as “tranches”) of CMOs have priority over other classes with respect to the receipt of mortgage prepayments.  Each tranche is issued at a specific or floating coupon rate and has a stated maturity or final distribution date.  Interest is paid or accrues in all tranches on a monthly, quarterly or semi-annual basis.  Payments of principal and interest on Mortgage Assets are commonly applied to the tranches in the order of their respective maturities or final distribution dates, so that generally, no payment of principal will be made on any tranche until all other tranches with earlier stated maturity or distribution dates have been paid in full.

Corporate Debt Obligations
The Funds also may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities.  ~~CBOs and CLOs are types of asset-backed securities.~~  A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed-income securities.  A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield.  The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances.  Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade.  Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, and aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests.  Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws.  As a result, investments in CDOs may be characterized by a Fund as illiquid securities; however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions.  In addition to the normal risks associated with fixed-income securities discussed elsewhere in the SAI and the Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (1) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the Funds may invest in CDOs that are subordinate to other classes; and (4) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.”

Please retain this Supplement with your Summary Prospectus, Prospectus and SAI.
The date of this Supplement is December 28, 2016.